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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  April 23, 1998


                             The Right Start, Inc.
          ____________________________________________________________
             (Exact name of registrant as specified in its charter)

            California                0-19536              95-3971414
         -----------------    -----------------------    -------------
         (State of other      (Commission file number)   (IRS employer
         jurisdiction of                                 identification
         incorporation                                      number)

         5334 Sterling Center Drive
         Westlake Village, California                        91361
    --------------------------------------               -------------
   (Address of principal executive offices)                (Zip code)



                                 (818) 707-7100
                       ---------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

     The Press Release dated April 23, 1998 of The Right Start, Inc., which is filed as Exhibit 99.1 to this form 8-K, is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     (a) Financial Statements of Businesses Acquired

               Not applicable.

     (b) Pro Forma Financial Information

               Not applicable.

     (c) Exhibits

     A list of exhibits included as part of this report is set forth in the
Exhibit Index which immediately precedes such exhibits and is incorporated by reference herein.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE RIGHT START, INC.


Date:  April 23, 1998                   /s/ Jerry R. Welch
                                        ------------------
                                        Jerry R. Welch
                                        Chief Executive Officer and
                                        Chairman of the Board

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                                 EXHIBIT INDEX

10.1  The Right Start, Inc. Letter Agreement dated as of April 6, 1998.

10.2 The Right Start, Inc. Amendment to Letter Agreement dated as of April 13, 1998

10.3 The Right Start, Inc. Securities Purchase Agreement dated as of April 13, 1998 between the Company and the certain investors listed therein with respect to the Company's Senior Subordinated Notes due May 6, 2000 and warrants to purchase the Company's common stock.

99.1  Press Release dated April 23, 1998.

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